UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT®

Annual Report

December 31, 2012

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT covering the twelve-month reporting period ended December 31, 2012.

On the following pages are specific details about the investment performance of the PIMCO EqS Pathfinder Portfolio® and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of their investment strategy and philosophy.

Over the twelve-month reporting period, equity markets posted positive returns, helped by expanded monetary policies announced by the Western central banks designed to stimulate economic growth. As a result, low yields in “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expanded the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets. Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years.

Signs of improving investor sentiment, positive U.S. housing starts, and the resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating risk” opinion on U.S. sovereign debt.

General highlights of the financial markets during our twelve-month reporting period include:

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. This differential in performance increased over the period, as the fiscal cliff began to drag on U.S. equity returns, while improved industrial production figures and more positive sentiment led Chinese equity performance, which benefited emerging market equities.

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT January 24, 2013

1 All investments contain risk and may lose value

ANNUAL REPORT	DECEMBER 31, 2012	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	PIMCO EQUITY SERIES VIT

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	DECEMBER 31, 2012	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you again and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). We are committed to seeking an absolute return that beats the market over a full market cycle and doing so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market, the Portfolio itself, and our outlook for 2013.

The Last Twelve Months in Review

There were clearly many economic and geopolitical worries last year – the financial crisis in peripheral eurozone countries and concern about the value and viability of the euro itself, the never-ending U.S. Presidential campaign, and a slowdown in growth in the emerging markets – but, through it all the world equity indices posted strong gains for the year with the MSCI World Index returning 15.83% for the twelve-month reporting period. Conversely, however, if the earnings for the companies in the index come in close to street estimates, there will actually have been a decline in earnings year-over-year, which means that the increase in the price of the index was driven entirely by Price/Earnings (“PE”) multiple expansion, much of which was seen in the latter half of the year, and not by an increase in underlying corporate earnings. With the world awash in liquidity due to the beneficence of the world’s central banks and with 200-year lows in interest rates in the U.S., investors’ cash found its way into both the fixed income and equity markets. Although the Portfolio had a good absolute return last year, it lagged the overall broad market index, as represented by the MSCI World Index, particularly during the second half of the year.

Review of Portfolio Performance

We began the year with a relatively cautious stance that included a heavy weighting in consumer staples companies such as British American Tobacco and Danone; stable, high quality business models which have evidenced consistent earnings growth and which also provide good dividend yields, in our opinion. We have a predilection to own these types of businesses as we have found that their cash flows are steady and reliable, and the stocks of these companies tend to be less volatile than the market. These companies have been held in our portfolio over the long-term (i.e. since inclusion in the Portfolio) and have delivered very attractive total returns.

Two of our top performers in the portfolio this year were consumer staples companies Marine Harvest and Carlsberg, followed by Lloyd’s Banking Group.

Marine Harvest is the largest salmon farmer/producer in the world with operations in Norway, Chile, Scotland and Canada and an estimated market share in excess of 20%. With a strong outlook for salmon prices in 2013 (per industry reports), anticipated flat volume growth, and expected demand growth of approximately 6% (as it has been for the last 15 years), the price of the stock rose as investors warmed to prospects for a better 2013. With the worldwide increase in grain prices, the premium at which salmon has been selling compared to other sources of proteins has disappeared, which means the consumption of salmon may accelerate. The company trades at 12X 2013 and 8.5X 2014 expected earnings, with an expected dividend yield, at current prices (as of December 31, 2012), of 5% and 8.5%, respectively.

Carlsberg is an international beer brewing company with a sizeable presence in Russia, where a consumer migration from vodka to beer is being favored by higher taxes on vodka. We also believe that Carlsberg has the capability to grow market share from its current 40% level to 45% in Russia, similar to the manner in which Anheuser Busch increased its share from 40% to 50% in the U.S. in the 1990s. We continue to find the company attractively valued with an expected 2013 free cash flow yield of approximately 7.8%.

London based Lloyd’s Banking Group was also one of our best performing stocks last year as it appreciated by 85% in 2012 on the back of an exceedingly low initial valuation and active progress towards reducing their “bad bank” as rapidly as possible. The stock recovered to trade at approximately 75% of book value and is trading at a price which we view as an attractive discount to fair value.

We also had a few stocks in the portfolio which did not perform as we expected, which included the Portfolio’s holdings of KPN, Nintendo and Dell.

KPN, a long held Dutch telecommunications provider, declined over the year as a result of ongoing pricing pressure in many of its end markets, paying a high price in a home market spectrum auction, and concerns over their interest coverage. Even with a substantial dividend cut, the stock continues to be in a severe operating environment that also includes the entry of a fourth mobile operator as a competitor.

Nintendo is one of the world’s largest manufacturers of video game hardware and software. The company’s stock price was under pressure for much of the year due to struggling sales, weaker than expected profits, and a continued shift of gamers away from portable gaming devices towards smartphones. In addition, Nintendo lost some market share in video consoles ahead of its latest product launch of Wii U. Now, post the Wii U launch, Nintendo’s sales are improving and the weaker Japanese yen is aiding sales. In addition, we believe there is

4	PIMCO EQUITY SERIES VIT

the potential for upside surprise if Nintendo is able to incorporate its own game universe (called “Miiverse”) and can capitalize on its library of intellectual property. The stock is trading at a modest premium to the cash it holds on its balance sheet and we continue to hold the stock.

Dell is one of the largest personal computer (“PC”) manufacturers in the world, and offers a wide range of products in personal computers, servers and networking products, storage systems, software and peripherals. Weak PC demand from both consumers and government contractors negatively affected Dell’s sales in 2012 and the stock price declined as a result.

Looking Ahead

PIMCO expects global growth to moderate in the years ahead as developed global economies simply have too much sovereign debt. At the same time, there is in many countries an almost institutionalized unwillingness to address the problem either by its governments or its citizens. Conversely, corporate balance sheets in developed markets are generally in good health and many companies are well positioned to generate growth even in difficult times. Given the concerns facing investors in this environment—slower growth, elevated levels of developed countries’ sovereign debt, and geopolitical dysfunction—we believe our focus on quality companies provides the benefit of more consistent business performance. Better, quality businesses, we believe, also tend to have less volatility in their earnings and stock prices over time, and this lower volatility can lead to better compounding of returns over the long-term.

To close our letter, we repeat our thanks for investing with us in the PIMCO EqS Pathfinder Portfolio®. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

Top 10 Holdings1

SPDR Gold Trust	3.9%
Imperial Tobacco Group PLC	3.3%
British American Tobacco PLC	3.0%
Danone S.A.	2.5%
Intel Corp.	2.4%
AIA Group Ltd.	2.3%
Microsoft Corp.	2.3%
Lancashire Holdings Ltd.	2.2%
Carlsberg A/S ‘B’	2.1%
Berkshire Hathaway, Inc. ‘B’	2.0%

Geographic Breakdown1

United States	32.9%
United Kingdom	14.3%
France	10.6%
Norway	4.8%
Netherlands	4.7%
Switzerland	4.6%
Hong Kong	3.8%
Bermuda	2.9%
Japan	2.3%
Germany	2.1%
Denmark	2.1%
Canada	1.7%
Other	7.0%

Sector Breakdown1

Consumer Staples	26.8%
Financials	21.3%
Energy	10.2%
Industrials	8.7%
Information Technology	8.0%
Health Care	4.8%
Exchange-Traded Funds	3.9%
Consumer Discretionary	3.4%
Materials	3.0%
Utilities	2.6%
Other	1.1%

[1]

% of Total Investments as of 12/31/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Institutional Class	9.98%	3.03%
MSCI World Index±	15.83%	5.16%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.14% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,056.90	$1,020.16
Expenses Paid During Period†	$5.12	$5.03
Net Annualized Expense Ratio††	0.99%	0.99%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Institutional Class shares returned 9.98% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 15.83%.

»

Stock selection in the consumer staples and energy sectors contributed to the Portfolio’s return. However, security selections in information technology and consumer discretionary companies were significant detractors from returns relative to the Portfolio’s benchmark.

»	Holdings in Marine Harvest, Lloyds Banking Group, and Carlsberg contributed to performance as prices on these securities appreciated during the reporting period.

»	Holdings in KPN, Dell and Intel Corporation detracted from returns as prices on these securities declined during the reporting period.

»

Given the appreciation in the equity markets over the reporting period, the Portfolio’s market and tail-risk hedging strategies, including its position in a gold exchange-traded fund, detracted from returns as these hedging strategies declined in value or failed to keep up with the rally in the equity markets.

»

At the end of the reporting period, the Portfolio held approximately 88% in equities we believe are undervalued, 3% (on the long side only) in merger arbitrage investments, 6% in cash equivalents, and held the balance of the Portfolio in currency and market risk hedges, including an approximate 4% position in gold.

6	PIMCO EQUITY SERIES VIT

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of year or period	$9.85	$10.33	$10.00
Net investment income (a)	0.21	0.11	0.12
Net realized/unrealized gain (loss)	0.77	(0.58)	0.21
Total income (loss) from investment operations	0.98	(0.47)	0.33
Dividends from net investment income	(0.11)	(0.01)	0.00
Total distributions	(0.11)	(0.01)	0.00
Net asset value end of year or period	$10.72	$9.85	$10.33
Total return	9.98%	(4.54)%	3.30%
Net assets end of year or period (000s)	$58,740	$66,439	$3,276
Ratio of expenses to average net assets	0.99%	0.98%	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.15%	1.18%	3.72	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	0.97%	0.97%	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.13%	1.17%	3.68	%*
Ratio of net investment income to average net assets	2.02%	1.14%	1.69	%*
Portfolio turnover rate	26%**	238%**	25	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$450,381
Investments in Affiliates, at value	25,564
Repurchase agreements, at value	180
Cash	24
Deposits with counterparty	4,914
Foreign currency, at value	50
Receivable for investments sold	961
Unrealized appreciation on foreign currency contracts	1,200
Unrealized appreciation on OTC swap agreements	9
Receivable for Portfolio shares sold	6
Interest and dividends receivable	724
Dividends receivable from Affiliates	8
484,021

Liabilities:
Payable for investments purchased	$804
Payable for investments in Affiliates purchased	8
Payable for short sales	4,803
Written options outstanding	1
Unrealized depreciation on foreign currency contracts	5,040
Unrealized depreciation on OTC swap agreements	31
Deposits from counterparty	270
Payable for Portfolio shares redeemed	309
Accrued investment advisory fees	247
Accrued supervisory and administrative fees	138
Accrued distribution fees	85
Reimbursement to PIMCO	13
Other liabilities	8
11,757

Net Assets	$472,264

Net Assets Consist of:
Paid in capital	$433,613
Undistributed net investment income	7,167
Accumulated undistributed net realized (loss)	(13,719)
Net unrealized appreciation	45,203
$472,264

Net Assets:
Institutional Class	$58,740
Advisor Class	413,524

Shares Issued and Outstanding:
Institutional Class	5,478
Advisor Class	38,695

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.72
Advisor Class	10.69

Cost of Investments	$401,175
Cost of Investments in Affiliates	$25,593
Cost of Repurchase Agreements	$180
Cost of Foreign Currency Held	$50
Proceeds Received on Short Sales	$4,707
Premiums Received on Written Options	$1

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Dividends, net of foreign taxes*	$14,006
Dividends from Affiliate investments	134
Total Income	14,140

Expenses:
Investment advisory fees	3,596
Supervisory and administrative fees	1,673
Distribution and/or servicing fees – Advisor Class	1,015
Dividends on short sales	77
Interest expense	11
Miscellaneous expense	23
Total Expenses	6,395
Waiver and/or Reimbursement by PIMCO	(732)
Net Expenses	5,663

Net Investment Income	8,477

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(2,496)
Net realized gain on Affiliate investments	22
Net capital gain distributions from Affiliate investments	3
Net realized gain on written options	1,541
Net realized gain on swaps	94
Net realized (loss) on short sales	(756)
Net realized gain on foreign currency transactions	2,327
Net change in unrealized appreciation on investments	40,169
Net change in unrealized (depreciation) on Affiliate investments	(30)
Net change in unrealized (depreciation) on written options	(139)
Net change in unrealized (depreciation) on swaps	(27)
Net change in unrealized appreciation on short sales	20
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6,379)
Net Gain	34,349

Net Increase in Net Assets Resulting from Operations	$42,826

* Foreign tax withholdings – Dividends	$729

ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$8,477	$1,192
Net realized gain (loss)	710	(12,955)
Net realized gain on Affiliate investments	22	3
Net capital gain distributions received from Affiliate investments	3	0
Net change in unrealized appreciation	33,644	11,340
Net change in unrealized appreciation (depreciation) on Affiliate investments	(30)	1
Net increase (decrease) resulting from operations	42,826	(419)

Distributions to Shareholders:
From net investment income
Institutional Class	(610)	(75)
Advisor Class	(3,424)	(138)

Total Distributions	(4,034)	(213)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(20,618)	448,948

Total Increase in Net Assets	18,174	448,316

Net Assets:
Beginning of year	454,090	5,774
End of year*	$472,264	$454,090

*Including undistributed net investment income of:	$7,167	$259

**	See note 13 in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

December 31, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 89.4%

BERMUDA 2.9%

ENERGY 1.3%
North Atlantic Drilling Ltd.	615,508	$6,423

FINANCIALS 1.6%
Hiscox Ltd.	1,011,892	7,533

Total Bermuda		13,956

BRAZIL 0.9%

FINANCIALS 0.9%
Itau Unibanco Holding S.A. SP - ADR	256,175	4,217

Total Brazil		4,217

CANADA 1.7%

ENERGY 1.1%
Cameco Corp.	154,112	3,039
Nexen, Inc.	92,671	2,497

		5,536

MATERIALS 0.6%
Silver Wheaton Corp.	75,557	2,726

Total Canada		8,262

DENMARK 2.1%

CONSUMER STAPLES 2.1%
Carlsberg A/S ‘B’	99,326	9,785

Total Denmark		9,785

FAEROE ISLANDS 0.6%

CONSUMER STAPLES 0.5%
Bakkafrost P/F	199,159	2,168

FINANCIALS 0.1%
BankNordik P/F	52,480	706

Total Faeroe Islands		2,874

FRANCE 10.5%

CONSUMER DISCRETIONARY 2.3%
Eutelsat Communications S.A.	246,420	8,196
JCDecaux S.A.	109,825	2,622

		10,818

CONSUMER STAPLES 4.4%
Carrefour S.A.	341,156	8,784
Danone S.A.	182,633	12,030

		20,814

ENERGY 1.4%
Bourbon S.A.	83,881	2,325
Total S.A.	79,866	4,155

		6,480

UTILITIES 2.4%
Suez Environnement Co.	472,141	5,695

	SHARES	MARKET VALUE (000S)
Veolia Environnement S.A.	467,459	$5,667

		11,362

Total France		49,474

GERMANY 2.1%

HEALTH CARE 1.6%
Rhoen Klinikum AG	369,530	7,470

INDUSTRIALS 0.2%
Kloeckner & Co. SE	93,597	1,119

UTILITIES 0.3%
E.ON AG	65,009	1,219

Total Germany		9,808

GUERNSEY, CHANNEL ISLANDS 0.9%

FINANCIALS 0.9%
Resolution Ltd.	1,085,376	4,416

Total Guernsey, Channel Islands		4,416

HONG KONG 3.9%

CONSUMER DISCRETIONARY 0.5%
Television Broadcasts Ltd.	286,000	2,152

FINANCIALS 3.0%
AIA Group Ltd.	2,813,100	11,158
First Pacific Co. Ltd.	2,526,000	2,799

		13,957

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	20,300	1,267
Jardine Strategic Holdings Ltd.	23,700	848

		2,115

Total Hong Kong		18,224

ISRAEL 0.5%

HEALTH CARE 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	68,846	2,571

Total Israel		2,571

JAPAN 2.3%

INDUSTRIALS 1.2%
FANUC Corp.	31,400	5,842

INFORMATION TECHNOLOGY 1.1%
Nintendo Co. Ltd.	48,717	5,202

Total Japan		11,044

NETHERLANDS 4.7%

CONSUMER STAPLES 1.6%
CSM	359,506	7,738

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	105,104	3,648

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.7%
ING Groep NV - Dutch Certificate (a)	827,071	$7,855

INFORMATION TECHNOLOGY 0.6%
Gemalto NV	33,016	2,980

Total Netherlands		22,221

NORWAY 4.9%

CONSUMER STAPLES 2.5%
Cermaq ASA	183,676	2,786
Marine Harvest ASA (a)	9,741,864	9,075

		11,861

ENERGY 1.8%
Seadrill Ltd.	223,835	8,246

INDUSTRIALS 0.6%
Orkla ASA	322,316	2,825

Total Norway		22,932

SINGAPORE 0.9%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	15

INDUSTRIALS 0.9%
Keppel Corp. Ltd.	452,700	4,134

Total Singapore		4,149

SOUTH AFRICA 0.9%

MATERIALS 0.9%
AngloGold Ashanti Ltd. SP - ADR	128,956	4,045

Total South Africa		4,045

SOUTH KOREA 0.6%

CONSUMER DISCRETIONARY 0.6%
GS Home Shopping, Inc.	21,083	3,034

Total South Korea		3,034

SPAIN 0.4%

CONSUMER STAPLES 0.4%
Distribuidora Internacional de Alimentacion S.A.	270,409	1,728

Total Spain		1,728

SWEDEN 1.1%

INDUSTRIALS 1.1%
Loomis AB ‘B’	315,094	5,070

Total Sweden		5,070

SWITZERLAND 4.6%

CONSUMER STAPLES 1.5%
Nestle S.A.	105,866	6,907

FINANCIALS 0.6%
Swiss Re AG	40,857	2,962

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.1%
Roche Holding AG	26,284	$5,314

INDUSTRIALS 0.4%
Schindler Holding AG	13,283	1,884

INFORMATION TECHNOLOGY 0.5%
Logitech International S.A.	277,336	2,129

MATERIALS 0.5%
Sika AG	1,086	2,512

Total Switzerland		21,708

UNITED KINGDOM 14.5%

CONSUMER STAPLES 8.2%
British American Tobacco PLC	281,362	14,303
Imperial Tobacco Group PLC	409,244	15,867
Reckitt Benckiser Group PLC	133,598	8,481

		38,651

ENERGY 2.7%
BP PLC	1,205,905	8,385
Ensco PLC ‘A’	70,876	4,201

		12,586

FINANCIALS 3.6%
Lancashire Holdings Ltd.	834,820	10,629
Lloyds Banking Group PLC (a)	8,240,662	6,567

		17,196

Total United Kingdom		68,433

UNITED STATES 28.4%

CONSUMER STAPLES 5.9%
Altria Group, Inc.	202,101	6,350
Lorillard, Inc.	82,773	9,657
Philip Morris International, Inc.	60,515	5,062
Reynolds American, Inc.	100,007	4,143
Wal-Mart Stores, Inc.	40,407	2,757

		27,969

ENERGY 1.2%
Halliburton Co.	73,731	2,558
Phillips 66	22,545	1,197
Rentech, Inc.	691,332	1,818

		5,573

FINANCIALS 8.8%
Alleghany Corp. (a)	12,936	4,339
BankUnited, Inc.	201,081	4,914

	SHARES	MARKET VALUE (000S)
Berkshire Hathaway, Inc. ‘B’ (a)	107,753	$9,665
Capitol Federal Financial, Inc.	81,325	951
Northwest Bancshares, Inc.	187,287	2,274
NYSE Euronext	85,024	2,682
SLM Corp.	256,693	4,397
TFS Financial Corp. (a)	390,594	3,758
ViewPoint Financial Group, Inc.	148,867	3,117
White Mountains Insurance Group Ltd.	10,267	5,287

		41,384

HEALTH CARE 1.4%
Merck & Co., Inc.	61,330	2,511
Pfizer, Inc.	164,291	4,120

		6,631

INDUSTRIALS 3.9%
3M Co.	81,802	7,595
Deere & Co.	82,616	7,140
General Dynamics Corp.	56,132	3,888

		18,623

INFORMATION TECHNOLOGY 5.9%
Dell, Inc. (d)	514,491	5,212
Intel Corp.	563,465	11,624
Microsoft Corp.	415,933	11,118

		27,954

MATERIALS 1.1%
PPG Industries, Inc.	38,166	5,166

TELECOMMUNICATION SERVICES 0.2%
Sprint Nextel Corp. (a)	127,400	723

Total United States		134,023

Total Common Stocks (Cost $371,372)		421,974

EXCHANGE-TRADED FUNDS 3.9%

UNITED STATES 3.9%
SPDR Gold Trust	115,136	18,653

Total Exchange-Traded Funds (Cost $20,014)		18,653

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	63,800	1,040

Total Preferred Stocks (Cost $882)		1,040

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%
American Capital Agency Corp.	141,161	$4,085

Total Real Estate Investment Trusts (Cost $4,453)		4,085

RIGHTS 0.2%

FRANCE 0.2%

HEALTH CARE 0.2%
Sanofi - Exp. 12/31/2020	597,382	1,019

Total Rights (Cost $844)		1,019

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$180	180

(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $185. Repurchase proceeds are $180.)

U.S. TREASURY BILLS 0.6%
0.142% due 11/14/2013 - 12/12/2013 (b)(e)	2,810	2,806

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 5.4%
PIMCO Short-Term Floating NAV Portfolio	2,554,630	25,564

Total Short-Term Instruments (Cost $28,579)		28,550

PURCHASED OPTIONS (g) 0.2%
(Cost $804)		804

Total Investments 100.8% (Cost $426,948)		$476,125

Securities Sold Short (i) (1.0%) (Proceeds $4,707)		(4,803)

Written Options (h) (0.0%) (Premiums $1)		(1)

Other Assets and Liabilities (Net) (0.8%)		943

Net Assets 100.0%		$472,264

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2012

(d)	Securities with an aggregate market value of $3,677 and cash of $4,914 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Securities with an aggregate market value of $2,806 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Logitech International S.A.	244,177	1-Month USD-LIBOR less a specified spread	$	1,894	09/16/2013	GST	$(30)
Receive	CVR Energy, Inc.	15,120	1-Month USD-LIBOR plus a specified spread		729	09/11/2013	MYI	9
Pay	CVR Partners LP	8,742	1-Month USD-LIBOR less a specified spread		220	09/11/2013	MYI	(1)

								$(22)

(g)	Purchased options outstanding as of December 31, 2012:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Sprint Nextel Corp.	$10.000	08/17/2013	1,274	$804	$804

(h)	Written options outstanding as of December 31, 2012:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOE Sprint Nextel Corp.	$10.000	08/17/2013	1,274	$1	$(1)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Premium
Balance at 12/31/2011	44,945	$372
Sales	949,684	1,349
Closing Buys	(990,225)	(1,550)
Expirations	0	0
Exercised	(3,130)	(170)

Balance at 12/31/2012	1,274	$1

(i)	Short sales outstanding as of December 31, 2012:

Description	Shares	Proceeds	Market Value (1)
Georgia Gulf Corp.	26,838	$1,167	$(1,108)
Materials Select Sector SPDR Fund	32,577	1,185	(1,234)
Sherwin-Williams Co.	8,037	1,187	(1,236)
Valspar Corp.	19,627	1,168	(1,225)

		$4,707	$(4,803)

(1)	Market value includes $11 of dividends payable on short sales.

(j)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	8,989	$	9,348	CBK	$13	$0	$13
01/2013		8,988		9,351	FBF	18	0	18
01/2013	CAD	22,893		23,038	BRC	24	0	24
01/2013		816		826	RBC	5	0	5
01/2013	CHF	808		866	BPS	0	(17)	(17)
01/2013		5,946		6,404	BRC	0	(97)	(97)
01/2013	DKK	42,338		7,340	UAG	0	(151)	(151)
01/2013	EUR	25,329		32,802	BPS	0	(631)	(631)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	GBP	2,131	$	3,418	DUB	$0	$(44)	$(44)
01/2013		20,660		33,065	GLM	0	(496)	(496)
01/2013	JPY	1,486,163		17,639	BOA	485	0	485
01/2013		89,548		1,062	HUS	28	0	28
01/2013		99,354		1,178	JPM	31	0	31
01/2013		360,199		4,259	RYL	101	0	101
01/2013		37,203		441	UAG	12	0	12
01/2013	NOK	161,142		28,311	GLM	0	(683)	(683)
01/2013	NZD	290		239	CBK	0	(1)	(1)
01/2013	SGD	378		309	GLM	0	(1)	(1)
01/2013	$	18,771	AUD	17,977	JPM	0	(103)	(103)
01/2013		23,866	CAD	23,709	CBK	0	(31)	(31)
01/2013		117	CHF	109	BRC	2	0	2
01/2013		6,841		6,276	CBK	21	0	21
01/2013		127		118	DUB	2	0	2
01/2013		199		185	FBF	3	0	3
01/2013		71		66	RYL	1	0	1
01/2013		33,662	EUR	25,329	UAG	0	(229)	(229)
01/2013		36,351	GBP	22,323	GLM	0	(88)	(88)
01/2013		758		468	MSC	2	0	2
01/2013		25,248	JPY	2,072,467	BPS	0	(1,326)	(1,326)
01/2013		238	NZD	290	UAG	1	0	1
01/2013		2,075	SEK	13,838	RYL	53	0	53
01/2013		149	SGD	182	DUB	1	0	1
01/2013		44		54	UAG	0	0	0
01/2013	ZAR	35,136	$	4,020	DUB	0	(109)	(109)
02/2013	BRL	299		145	HUS	0	(1)	(1)
02/2013	CHF	5,384		5,880	CBK	0	(10)	(10)
02/2013	CNY	14,164		2,210	BPS	0	(42)	(42)
02/2013		23,798		3,770	CBK	0	(13)	(13)
02/2013		20,767		3,240	DUB	0	(61)	(61)
02/2013		5,191		810	HUS	0	(15)	(15)
02/2013		4,358		680	JPM	0	(13)	(13)
02/2013		16,665		2,600	RYL	0	(49)	(49)
02/2013	DKK	42,338		7,537	FBF	44	0	44
02/2013	EUR	25,329		33,672	UAG	230	0	230
02/2013	GBP	45		73	BRC	0	0	0
02/2013		17		28	FBF	0	0	0
02/2013		22,323		36,347	GLM	88	0	88
02/2013	HKD	74,476		9,612	UAG	2	0	2
02/2013	NOK	80,251		14,415	BPS	0	(7)	(7)
02/2013		80,252		14,416	JPM	0	(7)	(7)
02/2013	$	9,325	AUD	8,989	CBK	0	(12)	(12)
02/2013		9,328		8,988	FBF	0	(17)	(17)
02/2013		129		123	HUS	0	(1)	(1)
02/2013		23,926	CAD	23,785	BRC	0	(30)	(30)
02/2013		15	CHF	14	BRC	0	0	0
02/2013		49		45	CBK	0	0	0
02/2013		102		93	HUS	0	0	0
02/2013		13,515	CNY	85,193	UAG	27	0	27
02/2013		690	EUR	522	BPS	0	(1)	(1)
02/2013		642		487	BRC	1	0	1
02/2013		1,849		1,402	RYL	2	0	2
02/2013		249	GBP	153	HUS	0	0	0
02/2013		179	HKD	1,390	JPM	0	0	0
02/2013		8,820	JPY	743,082	BOA	0	(241)	(241)
02/2013		1,062		89,548	HUS	0	(28)	(28)
02/2013		1,178		99,354	JPM	0	(31)	(31)
02/2013		4,260		360,199	RYL	0	(102)	(102)
02/2013		441		37,203	UAG	0	(12)	(12)
02/2013		493	NOK	2,750	BRC	2	0	2
02/2013		238	NZD	290	CBK	1	0	1
02/2013		2,130	SEK	13,838	BRC	0	(3)	(3)
03/2013		8,825	JPY	743,081	BOA	0	(244)	(244)
04/2013	ILS	6,757	$	1,733	DUB	0	(72)	(72)
04/2013	$	4,308	MXN	55,883	MSC	0	(21)	(21)

						$1,200	$(5,040)	$(3,840)

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2012

(k)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
Bermuda
Energy	$6,423	$0	$0	$6,423
Financials	0	7,533	0	7,533
Brazil
Financials	4,217	0	0	4,217
Canada
Energy	5,536	0	0	5,536
Materials	2,726	0	0	2,726
Denmark
Consumer Staples	0	9,785	0	9,785
Faeroe Islands
Consumer Staples	2,168	0	0	2,168
Financials	706	0	0	706
France
Consumer Discretionary	0	10,818	0	10,818
Consumer Staples	12,030	8,784	0	20,814
Energy	0	6,480	0	6,480
Utilities	0	11,362	0	11,362
Germany
Health Care	7,470	0	0	7,470
Industrials	0	1,119	0	1,119
Utilities	0	1,219	0	1,219
Guernsey, Channel Islands
Financials	0	4,416	0	4,416
Hong Kong
Consumer Discretionary	0	2,152	0	2,152
Financials	0	13,957	0	13,957
Industrials	0	2,115	0	2,115
Israel
Health Care	2,571	0	0	2,571
Japan
Industrials	0	5,842	0	5,842
Information Technology	0	5,202	0	5,202
Netherlands
Consumer Staples	0	7,738	0	7,738
Energy	0	3,648	0	3,648
Financials	0	7,855	0	7,855
Information Technology	0	2,980	0	2,980
Norway
Consumer Staples	0	11,861	0	11,861
Energy	0	8,246	0	8,246
Industrials	0	2,825	0	2,825
Singapore
Financials	0	15	0	15
Industrials	0	4,134	0	4,134
South Africa
Materials	4,045	0	0	4,045
South Korea
Consumer Discretionary	0	3,034	0	3,034
Spain
Consumer Staples	0	1,728	0	1,728
Sweden
Industrials	0	5,070	0	5,070

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Switzerland
Consumer Staples	$0	$6,907	$0	$6,907
Financials	0	2,962	0	2,962
Health Care	0	5,314	0	5,314
Industrials	0	1,884	0	1,884
Information Technology	0	2,129	0	2,129
Materials	0	2,512	0	2,512
United Kingdom
Consumer Staples	0	38,651	0	38,651
Energy	4,201	8,385	0	12,586
Financials	0	17,196	0	17,196
United States
Consumer Staples	27,969	0	0	27,969
Energy	5,573	0	0	5,573
Financials	41,384	0	0	41,384
Health Care	6,631	0	0	6,631
Industrials	18,623	0	0	18,623
Information Technology	27,954	0	0	27,954
Materials	5,166	0	0	5,166
Telecommunication Services	723	0	0	723
Exchange-Traded Funds
United States	18,653	0	0	18,653
Preferred Stocks
Brazil
Financials	1,040	0	0	1,040
Real Estate Investment Trusts
United States	4,085	0	0	4,085
Rights
France
Health Care	1,019	0	0	1,019
Short-Term Instruments
Repurchase Agreements	0	180	0	180
U.S. Treasury Bills	0	2,806	0	2,806
Central Funds Used for Cash Management Purposes	25,564	0	0	25,564
Purchased Options
Equity Contracts	804	0	0	804
	$237,281	$238,844	$0	$476,125

Short Sales, at value	$(4,803)	$0	$0	$(4,803)

Financial Derivative Instruments - Assets
Equity Contracts	0	9	0	9
Foreign Exchange Contracts	0	1,200	0	1,200
	$0	$1,209	$0	$1,209

Financial Derivative Instruments - Liabilities
Equity Contracts	(1)	(31)	0	(32)
Foreign Exchange Contracts	0	(5,040)	0	(5,040)
	$(1)	$(5,071)	$0	$(5,072)

Totals	$232,477	$234,982	$0	$467,459

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

(ii) There were assets and liabilities valued at $19,500 transferred from Level 2 to Level 1 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Purchased Options
Equity Contracts	$21	$0	$0	$0	$(207)	$186	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Equity Contracts	$(154)	$0	$0	$0	$145	$9	$0	$0	$0	$0

Totals	$(133)	$0	$0	$0	$(62)	$195	$0	$0	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$804	$0	$0	$804
Unrealized appreciation on foreign currency contracts	0	0	0	1,200	0	1,200
Unrealized appreciation on OTC swap agreements	0	0	9	0	0	9

	$0	$0	$813	$1,200	$0	$2,013

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Unrealized depreciation on foreign currency contracts	0	0	0	5,040	0	5,040
Unrealized depreciation on OTC swap agreements	0	0	31	0	0	31

	$0	$0	$32	$5,040	$0	$5,072

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(4,385)	$(645)	$0	$(5,030)
Net realized gain on written options	0	0	1,541	0	0	1,541
Net realized gain on swaps	0	0	94	0	0	94
Net realized gain on foreign currency transactions	0	0	0	2,256	0	2,256

	$0	$0	$(2,750)	$1,611	$0	$(1,139)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$776	$193	$0	$969
Net change in unrealized (depreciation) on written options	0	0	(139)	0	0	(139)
Net change in unrealized (depreciation) on swaps	0	0	(27)	0	0	(27)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(6,445)	0	(6,445)

	$0	$0	$610	$(6,252)	$0	$(5,642)

(1)	See note 6 in the Notes to Financial Statements for additional information.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2012

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
BPS	$(2,024)	$1,808	$(216)	$0	$0	$0
BRC	(101)	0	(101)	0	0	0
CBK	(32)	0	(32)	0	0	0
DUB	(283)	270	(13)	0	0	0
FBF	48	0	48	0	0	0
GLM	(1,180)	729	(451)	0	0	0
GST	(30)	(270)	(300)	0	0	0
HUS	(17)	0	(17)	0	0	0
JPM	(123)	0	(123)	0	0	0
MSC	(19)	0	(19)	0	0	0
MYI	8	0	8	0	0	0
RBC	5	0	5	0	0	0
RYL	6	0	6	0	0	0
UAG	(120)	0	(120)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Foreign Currency Translation  The functional and reporting currency for the Portfolio is the U.S. dollar. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign

18	PIMCO EQUITY SERIES VIT

December 31, 2012

investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield

20	PIMCO EQUITY SERIES VIT

December 31, 2012

curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  The Portfolio may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Portfolio as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Portfolio deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

(b) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets

22	PIMCO EQUITY SERIES VIT

December 31, 2012

and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base

24	PIMCO EQUITY SERIES VIT

December 31, 2012

currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between the Portfolio and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 5(b) for additional information.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio III Ltd.	06/06/2011	06/20/2011	$472,264	$18,433	3.9%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions

26	PIMCO EQUITY SERIES VIT

December 31, 2012

and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2013, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $919,955.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $123,916.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$34,238	$141,134	$(149,800)	$22	$(30)	$25,564	$134	$3

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

Purchases	Sales
$113,084	$122,123

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5	$52	6,970	$68,614
Advisor Class	2,990	31,036	41,590	408,419
Issued as reinvestment of distributions
Institutional Class	57	610	8	75
Advisor Class	322	3,424	14	138
Cost of shares redeemed
Institutional Class	(1,327)	(13,805)	(552)	(5,347)
Advisor Class	(4,076)	(41,935)	(2,388)	(22,951)
Net increase (decrease) resulting from Portfolio share transactions	(2,029)	$(20,618)	45,642	$448,948

As of December 31, 2012, 1 Shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 95% of the Portfolio. 1 Shareholder is a related party to the Portfolio and comprises 95% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the trust or advisor.

28	PIMCO EQUITY SERIES VIT

December 31, 2012

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns. The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-lined swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$3,331	$—	$48,554	$—	$(13,234)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$30	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$7,824	$5,380

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$427,337	$62,383	$(13,596)	$48,788

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$4,034	$—	$—
12/31/2011	$212	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

30	PIMCO EQUITY SERIES VIT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and

Institutional Class Shareholders of PIMCO EqS Pathfinder Portfolio®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO EqS Pathfinder Portfolio® and its wholly owned subsidiary (constituting PIMCO Equity Series VIT, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Other Abbreviations:
LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt	SPDR	Standard & Poor’s Depositary Receipts

32	PIMCO EQUITY SERIES VIT

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

PIMCO_EqS Pathfinder Portfolio	100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO_EqS Pathfinder Portfolio	85.21%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present). Formerly Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Neel T. Kashkari*,à (1973) Trustee	09/2011 to 01/2013	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury; Vice President, Goldman Sachs Group, Inc.	7	Trustee, PIMCO Equity Series (2011-2013)

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	164	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	03/2010 to present	Private Investor.	164	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, PCM Fund, Inc.

Allan B. Hubbard (1947) Trustee	02/2011 to present	Chairman, E&A Holdings, Inc. (Private Holding Company). Formerly, Assistant to the President for Economic Policy and Director, National Economic Council—President George W. Bush administration.	7	Trustee, PIMCO Equity Series; Independent Director, Simon Property Group

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	7	Trustee, PIMCO Equity Series

† Trustees serve until their successors are duly elected and qualified.

* Mr. Harris and Mr. Kashkari are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

àEffective January 25, 2013, Mr. Kashkari no longer serves as President or Trustee of the Trust.

34	PIMCO EQUITY SERIES VIT

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Neel T. Kashkarià (1973) President	03/2010 to 01/2013	Managing Director, PIMCO (2009-2013). Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	03/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King, Jr. (1962) Vice President - Senior Counsel, Secretary	03/2010 to present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow (1970) Vice President	03/2010 to present	Managing Director, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	03/2010 to present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	35

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

36	PIMCO EQUITY SERIES VIT

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

On August 15, 2012, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”), for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolio’s investment performance and a significant amount of information relating to Portfolio operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Portfolio and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolio. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to a request from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 3, 2012 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted that PIMCO has hired many seasoned equity professionals at senior levels and has established investment teams in New York, London and Newport Beach. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolio does business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

ANNUAL REPORT	DECEMBER 31, 2012	37

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were renewed in 2011, including, but not limited to, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements has benefited and will likely continue to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolio’s performance for the one-year and since inception periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”). The Board noted that long-term performance information was not available due to the Portfolio’s relatively recent commencement of operations. The Board considered the Portfolio’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15, 2012 meeting. The Board noted that the Portfolio underperformed its peer group and benchmark index for the one-year period ended May 31, 2012. The Board considered the reasons for the Portfolio’s underperformance in comparison to its peer group and benchmark index.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of Portfolio returns to investors.

The Board reviewed the advisory fee, supervisory and administrative fee and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the Portfolio’s total expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through April 30, 2013, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. The Board also noted that PIMCO had contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional and Advisor Class shares by reducing the investment advisory and supervisory and administrative fees, or reimbursing the Portfolio, to the extent that certain total annual

38	PIMCO EQUITY SERIES VIT

(Unaudited)

portfolio operating expenses exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class shares and Advisor Class shares, respectively.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy. In cases where the advisory fees for certain separate account clients were lower than those charged to the Portfolio, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolio, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided a broad array of fund supervisory and administrative functions. The Board also considered the Trust’s unified fee structure, under which the Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that fixed fees were viewed by many in the industry as a positive attribute of the Portfolio.

The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels, in effect, setting the fees as if the Portfolio was already at scale.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolio, are reasonable and renewal of the Agreements would likely benefit the Portfolio and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Portfolio during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including through fee reductions or waivers, the pricing of the Portfolio to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Portfolio’s operating costs rise.

The Board concluded that the Portfolio’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Portfolio’s Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO continued to be excellent and favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

40	PIMCO EQUITY SERIES VIT

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT02AR_123112

Your Global Investment Authority

PIMCO Equity Series VIT®

Annual Report

December 31, 2012

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT covering the twelve-month reporting period ended December 31, 2012.

On the following pages are specific details about the investment performance of the PIMCO EqS Pathfinder Portfolio® and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of their investment strategy and philosophy.

Over the twelve-month reporting period, equity markets posted positive returns, helped by expanded monetary policies announced by the Western central banks designed to stimulate economic growth. As a result, low yields in “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expanded the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets. Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years.

Signs of improving investor sentiment, positive U.S. housing starts, and the resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating risk” opinion on U.S. sovereign debt.

General highlights of the financial markets during our twelve-month reporting period include:

■

U.S. equities, as measured by the S&P 500 Index, returned 16.00% despite a volatile period marked by uncertainty over Europe, the “fiscal cliff” negotiations, and the U.S. Presidential election. Global equities, as represented by the MSCI World Index, returned 15.83%, and emerging market equities, as represented by the MSCI Emerging Markets Index, returned 18.22%. This differential in performance increased over the period, as the fiscal cliff began to drag on U.S. equity returns, while improved industrial production figures and more positive sentiment led Chinese equity performance, which benefited emerging market equities.

■

After reaching their lowest level in July 2012, U.S. interest rates rose thereafter but still ended the period lower, with the benchmark ten-year U.S. Treasury note yielding 1.76% at the end of the reporting period, as compared to 1.88% on December 31, 2011. U.S. Treasuries generally underperformed most other developed sovereign bond markets on a hedged basis for the year amid reduced uncertainty concerning a left-tail event in Europe given the unprecedented monetary support from global central banks. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 4.21% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT January 24, 2013

1 All investments contain risk and may lose value

ANNUAL REPORT	DECEMBER 31, 2012	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (800) 927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	PIMCO EQUITY SERIES VIT

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	DECEMBER 31, 2012	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you again and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). We are committed to seeking an absolute return that beats the market over a full market cycle and doing so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market, the Portfolio itself, and our outlook for 2013.

The Last Twelve Months in Review

There were clearly many economic and geopolitical worries last year – the financial crisis in peripheral eurozone countries and concern about the value and viability of the euro itself, the never-ending U.S. Presidential campaign, and a slowdown in growth in the emerging markets – but, through it all the world equity indices posted strong gains for the year with the MSCI World Index returning 15.83% for the twelve-month reporting period. Conversely, however, if the earnings for the companies in the index come in close to street estimates, there will actually have been a decline in earnings year-over-year, which means that the increase in the price of the index was driven entirely by Price/Earnings (“PE”) multiple expansion, much of which was seen in the latter half of the year, and not by an increase in underlying corporate earnings. With the world awash in liquidity due to the beneficence of the world’s central banks and with 200-year lows in interest rates in the U.S., investors’ cash found its way into both the fixed income and equity markets. Although the Portfolio had a good absolute return last year, it lagged the overall broad market index, as represented by the MSCI World Index, particularly during the second half of the year.

Review of Portfolio Performance

We began the year with a relatively cautious stance that included a heavy weighting in consumer staples companies such as British American Tobacco and Danone; stable, high quality business models which have evidenced consistent earnings growth and which also provide good dividend yields, in our opinion. We have a predilection to own these types of businesses as we have found that their cash flows are steady and reliable, and the stocks of these companies tend to be less volatile than the market. These companies have been held in our portfolio over the long-term (i.e. since inclusion in the Portfolio) and have delivered very attractive total returns.

Two of our top performers in the portfolio this year were consumer staples companies Marine Harvest and Carlsberg, followed by Lloyd’s Banking Group.

Marine Harvest is the largest salmon farmer/producer in the world with operations in Norway, Chile, Scotland and Canada and an estimated market share in excess of 20%. With a strong outlook for salmon prices in 2013 (per industry reports), anticipated flat volume growth, and expected demand growth of approximately 6% (as it has been for the last 15 years), the price of the stock rose as investors warmed to prospects for a better 2013. With the worldwide increase in grain prices, the premium at which salmon has been selling compared to other sources of proteins has disappeared, which means the consumption of salmon may accelerate. The company trades at 12X 2013 and 8.5X 2014 expected earnings, with an expected dividend yield, at current prices (as of December 31, 2012), of 5% and 8.5%, respectively.

Carlsberg is an international beer brewing company with a sizeable presence in Russia, where a consumer migration from vodka to beer is being favored by higher taxes on vodka. We also believe that Carlsberg has the capability to grow market share from its current 40% level to 45% in Russia, similar to the manner in which Anheuser Busch increased its share from 40% to 50% in the U.S. in the 1990s. We continue to find the company attractively valued with an expected 2013 free cash flow yield of approximately 7.8%.

London based Lloyd’s Banking Group was also one of our best performing stocks last year as it appreciated by 85% in 2012 on the back of an exceedingly low initial valuation and active progress towards reducing their “bad bank” as rapidly as possible. The stock recovered to trade at approximately 75% of book value and is trading at a price which we view as an attractive discount to fair value.

We also had a few stocks in the portfolio which did not perform as we expected, which included the Portfolio’s holdings of KPN, Nintendo and Dell.

KPN, a long held Dutch telecommunications provider, declined over the year as a result of ongoing pricing pressure in many of its end markets, paying a high price in a home market spectrum auction, and concerns over their interest coverage. Even with a substantial dividend cut, the stock continues to be in a severe operating environment that also includes the entry of a fourth mobile operator as a competitor.

Nintendo is one of the world’s largest manufacturers of video game hardware and software. The company’s stock price was under pressure for much of the year due to struggling sales, weaker than expected profits, and a continued shift of gamers away from portable gaming devices towards smartphones. In addition, Nintendo lost some market share in video consoles ahead of its latest product launch of Wii U. Now, post the Wii U launch, Nintendo’s sales are improving and the weaker Japanese yen is aiding sales. In addition, we believe there is

4	PIMCO EQUITY SERIES VIT

the potential for upside surprise if Nintendo is able to incorporate its own game universe (called “Miiverse”) and can capitalize on its library of intellectual property. The stock is trading at a modest premium to the cash it holds on its balance sheet and we continue to hold the stock.

Dell is one of the largest personal computer (“PC”) manufacturers in the world, and offers a wide range of products in personal computers, servers and networking products, storage systems, software and peripherals. Weak PC demand from both consumers and government contractors negatively affected Dell’s sales in 2012 and the stock price declined as a result.

Looking Ahead

PIMCO expects global growth to moderate in the years ahead as developed global economies simply have too much sovereign debt. At the same time, there is in many countries an almost institutionalized unwillingness to address the problem either by its governments or its citizens. Conversely, corporate balance sheets in developed markets are generally in good health and many companies are well positioned to generate growth even in difficult times. Given the concerns facing investors in this environment—slower growth, elevated levels of developed countries’ sovereign debt, and geopolitical dysfunction—we believe our focus on quality companies provides the benefit of more consistent business performance. Better, quality businesses, we believe, also tend to have less volatility in their earnings and stock prices over time, and this lower volatility can lead to better compounding of returns over the long-term.

To close our letter, we repeat our thanks for investing with us in the PIMCO EqS Pathfinder Portfolio®. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

Top 10 Holdings1

SPDR Gold Trust	3.9%
Imperial Tobacco Group PLC	3.3%
British American Tobacco PLC	3.0%
Danone S.A.	2.5%
Intel Corp.	2.4%
AIA Group Ltd.	2.3%
Microsoft Corp.	2.3%
Lancashire Holdings Ltd.	2.2%
Carlsberg A/S ‘B’	2.1%
Berkshire Hathaway, Inc. ‘B’	2.0%

Geographic Breakdown1

United States	32.9%
United Kingdom	14.3%
France	10.6%
Norway	4.8%
Netherlands	4.7%
Switzerland	4.6%
Hong Kong	3.8%
Bermuda	2.9%
Japan	2.3%
Germany	2.1%
Denmark	2.1%
Canada	1.7%
Other	7.0%

Sector Breakdown1

Consumer Staples	26.8%
Financials	21.3%
Energy	10.2%
Industrials	8.7%
Information Technology	8.0%
Health Care	4.8%
Exchange-Traded Funds	3.9%
Consumer Discretionary	3.4%
Materials	3.0%
Utilities	2.6%
Other	1.1%

[1]

% of Total Investments as of 12/31/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

ANNUAL REPORT	DECEMBER 31, 2012	5

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through December 31, 2012

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Average Annual Total Return for the period ended December 31, 2012
	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Advisor Class	9.77%	2.82%
MSCI World Index±	15.83%	5.16%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.39% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,055.80	$1,018.90
Expenses Paid During Period†	$6.41	$6.29
Net Annualized Expense Ratio††	1.24%	1.24%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Advisor Class shares returned 9.77% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 15.83%.

»

Stock selection in the consumer staples and energy sectors contributed to the Portfolio’s return. However, security selections in information technology and consumer discretionary companies were significant detractors from returns relative to the Portfolio’s benchmark.

»	Holdings in Marine Harvest, Lloyds Banking Group, and Carlsberg contributed to performance as prices on these securities appreciated during the reporting period.

»	Holdings in KPN, Dell and Intel Corporation detracted from returns as prices on these securities declined during the reporting period.

»

Given the appreciation in the equity markets over the reporting period, the Portfolio’s market and tail-risk hedging strategies, including its position in a gold exchange-traded fund, detracted from returns as these hedging strategies declined in value or failed to keep up with the rally in the equity markets.

»

At the end of the reporting period, the Portfolio held approximately 88% in equities we believe are undervalued, 3% (on the long side only) in merger arbitrage investments, 6% in cash equivalents, and held the balance of the Portfolio in currency and market risk hedges, including an approximate 4% position in gold.

6	PIMCO EQUITY SERIES VIT

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Advisor Class
Net asset value beginning of year or period	$9.82	$10.31	$10.00
Net investment income (a)	0.18	0.08	0.08
Net realized/unrealized gain (loss)	0.78	(0.57)	0.23
Total income (loss) from investment operations	0.96	(0.49)	0.31
Dividends from net investment income	(0.09)	0.00	0.00
Total distributions	(0.09)	0.00	0.00
Net asset value end of year or period	$10.69	$9.82	$10.31
Total return	9.77%	(4.72)%	3.10%
Net assets end of year or period (000s)	$413,524	$387,651	$2,498
Ratio of expenses to average net assets	1.24%	1.23%	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.40%	1.43%	7.02	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	1.22%	1.22%	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.38%	1.42%	7.00	%*
Ratio of net investment income to average net assets	1.77%	0.83%	1.10	%*
Portfolio turnover rate	26%**	238%**	25	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	7

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands, except per share amounts)	December 31, 2012

Assets:
Investments, at value	$450,381
Investments in Affiliates, at value	25,564
Repurchase agreements, at value	180
Cash	24
Deposits with counterparty	4,914
Foreign currency, at value	50
Receivable for investments sold	961
Unrealized appreciation on foreign currency contracts	1,200
Unrealized appreciation on OTC swap agreements	9
Receivable for Portfolio shares sold	6
Interest and dividends receivable	724
Dividends receivable from Affiliates	8
484,021

Liabilities:
Payable for investments purchased	$804
Payable for investments in Affiliates purchased	8
Payable for short sales	4,803
Written options outstanding	1
Unrealized depreciation on foreign currency contracts	5,040
Unrealized depreciation on OTC swap agreements	31
Deposits from counterparty	270
Payable for Portfolio shares redeemed	309
Accrued investment advisory fees	247
Accrued supervisory and administrative fees	138
Accrued distribution fees	85
Reimbursement to PIMCO	13
Other liabilities	8
11,757

Net Assets	$472,264

Net Assets Consist of:
Paid in capital	$433,613
Undistributed net investment income	7,167
Accumulated undistributed net realized (loss)	(13,719)
Net unrealized appreciation	45,203
$472,264

Net Assets:
Institutional Class	$58,740
Advisor Class	413,524

Shares Issued and Outstanding:
Institutional Class	5,478
Advisor Class	38,695

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.72
Advisor Class	10.69

Cost of Investments	$401,175
Cost of Investments in Affiliates	$25,593
Cost of Repurchase Agreements	$180
Cost of Foreign Currency Held	$50
Proceeds Received on Short Sales	$4,707
Premiums Received on Written Options	$1

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2012

Investment Income:
Dividends, net of foreign taxes*	$14,006
Dividends from Affiliate investments	134
Total Income	14,140

Expenses:
Investment advisory fees	3,596
Supervisory and administrative fees	1,673
Distribution and/or servicing fees – Advisor Class	1,015
Dividends on short sales	77
Interest expense	11
Miscellaneous expense	23
Total Expenses	6,395
Waiver and/or Reimbursement by PIMCO	(732)
Net Expenses	5,663

Net Investment Income	8,477

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(2,496)
Net realized gain on Affiliate investments	22
Net capital gain distributions from Affiliate investments	3
Net realized gain on written options	1,541
Net realized gain on swaps	94
Net realized (loss) on short sales	(756)
Net realized gain on foreign currency transactions	2,327
Net change in unrealized appreciation on investments	40,169
Net change in unrealized (depreciation) on Affiliate investments	(30)
Net change in unrealized (depreciation) on written options	(139)
Net change in unrealized (depreciation) on swaps	(27)
Net change in unrealized appreciation on short sales	20
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6,379)
Net Gain	34,349

Net Increase in Net Assets Resulting from Operations	$42,826

* Foreign tax withholdings – Dividends	$729

ANNUAL REPORT	DECEMBER 31, 2012	9

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$8,477	$1,192
Net realized gain (loss)	710	(12,955)
Net realized gain on Affiliate investments	22	3
Net capital gain distributions received from Affiliate investments	3	0
Net change in unrealized appreciation	33,644	11,340
Net change in unrealized appreciation (depreciation) on Affiliate investments	(30)	1
Net increase (decrease) resulting from operations	42,826	(419)

Distributions to Shareholders:
From net investment income
Institutional Class	(610)	(75)
Advisor Class	(3,424)	(138)

Total Distributions	(4,034)	(213)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(20,618)	448,948

Total Increase in Net Assets	18,174	448,316

Net Assets:
Beginning of year	454,090	5,774
End of year*	$472,264	$454,090

*Including undistributed net investment income of:	$7,167	$259

**	See note 13 in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

December 31, 2012

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 89.4%

BERMUDA 2.9%

ENERGY 1.3%
North Atlantic Drilling Ltd.	615,508	$6,423

FINANCIALS 1.6%
Hiscox Ltd.	1,011,892	7,533

Total Bermuda		13,956

BRAZIL 0.9%

FINANCIALS 0.9%
Itau Unibanco Holding S.A. SP - ADR	256,175	4,217

Total Brazil		4,217

CANADA 1.7%

ENERGY 1.1%
Cameco Corp.	154,112	3,039
Nexen, Inc.	92,671	2,497

		5,536

MATERIALS 0.6%
Silver Wheaton Corp.	75,557	2,726

Total Canada		8,262

DENMARK 2.1%

CONSUMER STAPLES 2.1%
Carlsberg A/S ‘B’	99,326	9,785

Total Denmark		9,785

FAEROE ISLANDS 0.6%

CONSUMER STAPLES 0.5%
Bakkafrost P/F	199,159	2,168

FINANCIALS 0.1%
BankNordik P/F	52,480	706

Total Faeroe Islands		2,874

FRANCE 10.5%

CONSUMER DISCRETIONARY 2.3%
Eutelsat Communications S.A.	246,420	8,196
JCDecaux S.A.	109,825	2,622

		10,818

CONSUMER STAPLES 4.4%
Carrefour S.A.	341,156	8,784
Danone S.A.	182,633	12,030

		20,814

ENERGY 1.4%
Bourbon S.A.	83,881	2,325
Total S.A.	79,866	4,155

		6,480

UTILITIES 2.4%
Suez Environnement Co.	472,141	5,695

	SHARES	MARKET VALUE (000S)
Veolia Environnement S.A.	467,459	$5,667

		11,362

Total France		49,474

GERMANY 2.1%

HEALTH CARE 1.6%
Rhoen Klinikum AG	369,530	7,470

INDUSTRIALS 0.2%
Kloeckner & Co. SE	93,597	1,119

UTILITIES 0.3%
E.ON AG	65,009	1,219

Total Germany		9,808

GUERNSEY, CHANNEL ISLANDS 0.9%

FINANCIALS 0.9%
Resolution Ltd.	1,085,376	4,416

Total Guernsey, Channel Islands		4,416

HONG KONG 3.9%

CONSUMER DISCRETIONARY 0.5%
Television Broadcasts Ltd.	286,000	2,152

FINANCIALS 3.0%
AIA Group Ltd.	2,813,100	11,158
First Pacific Co. Ltd.	2,526,000	2,799

		13,957

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	20,300	1,267
Jardine Strategic Holdings Ltd.	23,700	848

		2,115

Total Hong Kong		18,224

ISRAEL 0.5%

HEALTH CARE 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	68,846	2,571

Total Israel		2,571

JAPAN 2.3%

INDUSTRIALS 1.2%
FANUC Corp.	31,400	5,842

INFORMATION TECHNOLOGY 1.1%
Nintendo Co. Ltd.	48,717	5,202

Total Japan		11,044

NETHERLANDS 4.7%

CONSUMER STAPLES 1.6%
CSM	359,506	7,738

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	105,104	3,648

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.7%
ING Groep NV - Dutch Certificate (a)	827,071	$7,855

INFORMATION TECHNOLOGY 0.6%
Gemalto NV	33,016	2,980

Total Netherlands		22,221

NORWAY 4.9%

CONSUMER STAPLES 2.5%
Cermaq ASA	183,676	2,786
Marine Harvest ASA (a)	9,741,864	9,075

		11,861

ENERGY 1.8%
Seadrill Ltd.	223,835	8,246

INDUSTRIALS 0.6%
Orkla ASA	322,316	2,825

Total Norway		22,932

SINGAPORE 0.9%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	15

INDUSTRIALS 0.9%
Keppel Corp. Ltd.	452,700	4,134

Total Singapore		4,149

SOUTH AFRICA 0.9%

MATERIALS 0.9%
AngloGold Ashanti Ltd. SP - ADR	128,956	4,045

Total South Africa		4,045

SOUTH KOREA 0.6%

CONSUMER DISCRETIONARY 0.6%
GS Home Shopping, Inc.	21,083	3,034

Total South Korea		3,034

SPAIN 0.4%

CONSUMER STAPLES 0.4%
Distribuidora Internacional de Alimentacion S.A.	270,409	1,728

Total Spain		1,728

SWEDEN 1.1%

INDUSTRIALS 1.1%
Loomis AB ‘B’	315,094	5,070

Total Sweden		5,070

SWITZERLAND 4.6%

CONSUMER STAPLES 1.5%
Nestle S.A.	105,866	6,907

FINANCIALS 0.6%
Swiss Re AG	40,857	2,962

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.1%
Roche Holding AG	26,284	$5,314

INDUSTRIALS 0.4%
Schindler Holding AG	13,283	1,884

INFORMATION TECHNOLOGY 0.5%
Logitech International S.A.	277,336	2,129

MATERIALS 0.5%
Sika AG	1,086	2,512

Total Switzerland		21,708

UNITED KINGDOM 14.5%

CONSUMER STAPLES 8.2%
British American Tobacco PLC	281,362	14,303
Imperial Tobacco Group PLC	409,244	15,867
Reckitt Benckiser Group PLC	133,598	8,481

		38,651

ENERGY 2.7%
BP PLC	1,205,905	8,385
Ensco PLC ‘A’	70,876	4,201

		12,586

FINANCIALS 3.6%
Lancashire Holdings Ltd.	834,820	10,629
Lloyds Banking Group PLC (a)	8,240,662	6,567

		17,196

Total United Kingdom		68,433

UNITED STATES 28.4%

CONSUMER STAPLES 5.9%
Altria Group, Inc.	202,101	6,350
Lorillard, Inc.	82,773	9,657
Philip Morris International, Inc.	60,515	5,062
Reynolds American, Inc.	100,007	4,143
Wal-Mart Stores, Inc.	40,407	2,757

		27,969

ENERGY 1.2%
Halliburton Co.	73,731	2,558
Phillips 66	22,545	1,197
Rentech, Inc.	691,332	1,818

		5,573

FINANCIALS 8.8%
Alleghany Corp. (a)	12,936	4,339
BankUnited, Inc.	201,081	4,914

	SHARES	MARKET VALUE (000S)
Berkshire Hathaway, Inc. ‘B’ (a)	107,753	$9,665
Capitol Federal Financial, Inc.	81,325	951
Northwest Bancshares, Inc.	187,287	2,274
NYSE Euronext	85,024	2,682
SLM Corp.	256,693	4,397
TFS Financial Corp. (a)	390,594	3,758
ViewPoint Financial Group, Inc.	148,867	3,117
White Mountains Insurance Group Ltd.	10,267	5,287

		41,384

HEALTH CARE 1.4%
Merck & Co., Inc.	61,330	2,511
Pfizer, Inc.	164,291	4,120

		6,631

INDUSTRIALS 3.9%
3M Co.	81,802	7,595
Deere & Co.	82,616	7,140
General Dynamics Corp.	56,132	3,888

		18,623

INFORMATION TECHNOLOGY 5.9%
Dell, Inc. (d)	514,491	5,212
Intel Corp.	563,465	11,624
Microsoft Corp.	415,933	11,118

		27,954

MATERIALS 1.1%
PPG Industries, Inc.	38,166	5,166

TELECOMMUNICATION SERVICES 0.2%
Sprint Nextel Corp. (a)	127,400	723

Total United States		134,023

Total Common Stocks (Cost $371,372)		421,974

EXCHANGE-TRADED FUNDS 3.9%

UNITED STATES 3.9%
SPDR Gold Trust	115,136	18,653

Total Exchange-Traded Funds (Cost $20,014)		18,653

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	63,800	1,040

Total Preferred Stocks (Cost $882)		1,040

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%
American Capital Agency Corp.	141,161	$4,085

Total Real Estate Investment Trusts (Cost $4,453)		4,085

RIGHTS 0.2%

FRANCE 0.2%

HEALTH CARE 0.2%
Sanofi - Exp. 12/31/2020	597,382	1,019

Total Rights (Cost $844)		1,019

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$180	180

(Dated 12/31/2012. Collateralized by Freddie Mac 2.060% due 10/17/2022 valued at $185. Repurchase proceeds are $180.)

U.S. TREASURY BILLS 0.6%
0.142% due 11/14/2013 - 12/12/2013 (b)(e)	2,810	2,806

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 5.4%
PIMCO Short-Term Floating NAV Portfolio	2,554,630	25,564

Total Short-Term Instruments (Cost $28,579)		28,550

PURCHASED OPTIONS (g) 0.2%
(Cost $804)		804

Total Investments 100.8% (Cost $426,948)		$476,125

Securities Sold Short (i) (1.0%) (Proceeds $4,707)		(4,803)

Written Options (h) (0.0%) (Premiums $1)		(1)

Other Assets and Liabilities (Net) (0.8%)		943

Net Assets 100.0%		$472,264

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2012

(d)	Securities with an aggregate market value of $3,677 and cash of $4,914 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Securities with an aggregate market value of $2,806 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Logitech International S.A.	244,177	1-Month USD-LIBOR less a specified spread	$	1,894	09/16/2013	GST	$(30)
Receive	CVR Energy, Inc.	15,120	1-Month USD-LIBOR plus a specified spread		729	09/11/2013	MYI	9
Pay	CVR Partners LP	8,742	1-Month USD-LIBOR less a specified spread		220	09/11/2013	MYI	(1)

								$(22)

(g)	Purchased options outstanding as of December 31, 2012:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Sprint Nextel Corp.	$10.000	08/17/2013	1,274	$804	$804

(h)	Written options outstanding as of December 31, 2012:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOE Sprint Nextel Corp.	$10.000	08/17/2013	1,274	$1	$(1)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Premium
Balance at 12/31/2011	44,945	$372
Sales	949,684	1,349
Closing Buys	(990,225)	(1,550)
Expirations	0	0
Exercised	(3,130)	(170)

Balance at 12/31/2012	1,274	$1

(i)	Short sales outstanding as of December 31, 2012:

Description	Shares	Proceeds	Market Value (1)
Georgia Gulf Corp.	26,838	$1,167	$(1,108)
Materials Select Sector SPDR Fund	32,577	1,185	(1,234)
Sherwin-Williams Co.	8,037	1,187	(1,236)
Valspar Corp.	19,627	1,168	(1,225)

		$4,707	$(4,803)

(1)	Market value includes $11 of dividends payable on short sales.

(j)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	8,989	$	9,348	CBK	$13	$0	$13
01/2013		8,988		9,351	FBF	18	0	18
01/2013	CAD	22,893		23,038	BRC	24	0	24
01/2013		816		826	RBC	5	0	5
01/2013	CHF	808		866	BPS	0	(17)	(17)
01/2013		5,946		6,404	BRC	0	(97)	(97)
01/2013	DKK	42,338		7,340	UAG	0	(151)	(151)
01/2013	EUR	25,329		32,802	BPS	0	(631)	(631)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	GBP	2,131	$	3,418	DUB	$0	$(44)	$(44)
01/2013		20,660		33,065	GLM	0	(496)	(496)
01/2013	JPY	1,486,163		17,639	BOA	485	0	485
01/2013		89,548		1,062	HUS	28	0	28
01/2013		99,354		1,178	JPM	31	0	31
01/2013		360,199		4,259	RYL	101	0	101
01/2013		37,203		441	UAG	12	0	12
01/2013	NOK	161,142		28,311	GLM	0	(683)	(683)
01/2013	NZD	290		239	CBK	0	(1)	(1)
01/2013	SGD	378		309	GLM	0	(1)	(1)
01/2013	$	18,771	AUD	17,977	JPM	0	(103)	(103)
01/2013		23,866	CAD	23,709	CBK	0	(31)	(31)
01/2013		117	CHF	109	BRC	2	0	2
01/2013		6,841		6,276	CBK	21	0	21
01/2013		127		118	DUB	2	0	2
01/2013		199		185	FBF	3	0	3
01/2013		71		66	RYL	1	0	1
01/2013		33,662	EUR	25,329	UAG	0	(229)	(229)
01/2013		36,351	GBP	22,323	GLM	0	(88)	(88)
01/2013		758		468	MSC	2	0	2
01/2013		25,248	JPY	2,072,467	BPS	0	(1,326)	(1,326)
01/2013		238	NZD	290	UAG	1	0	1
01/2013		2,075	SEK	13,838	RYL	53	0	53
01/2013		149	SGD	182	DUB	1	0	1
01/2013		44		54	UAG	0	0	0
01/2013	ZAR	35,136	$	4,020	DUB	0	(109)	(109)
02/2013	BRL	299		145	HUS	0	(1)	(1)
02/2013	CHF	5,384		5,880	CBK	0	(10)	(10)
02/2013	CNY	14,164		2,210	BPS	0	(42)	(42)
02/2013		23,798		3,770	CBK	0	(13)	(13)
02/2013		20,767		3,240	DUB	0	(61)	(61)
02/2013		5,191		810	HUS	0	(15)	(15)
02/2013		4,358		680	JPM	0	(13)	(13)
02/2013		16,665		2,600	RYL	0	(49)	(49)
02/2013	DKK	42,338		7,537	FBF	44	0	44
02/2013	EUR	25,329		33,672	UAG	230	0	230
02/2013	GBP	45		73	BRC	0	0	0
02/2013		17		28	FBF	0	0	0
02/2013		22,323		36,347	GLM	88	0	88
02/2013	HKD	74,476		9,612	UAG	2	0	2
02/2013	NOK	80,251		14,415	BPS	0	(7)	(7)
02/2013		80,252		14,416	JPM	0	(7)	(7)
02/2013	$	9,325	AUD	8,989	CBK	0	(12)	(12)
02/2013		9,328		8,988	FBF	0	(17)	(17)
02/2013		129		123	HUS	0	(1)	(1)
02/2013		23,926	CAD	23,785	BRC	0	(30)	(30)
02/2013		15	CHF	14	BRC	0	0	0
02/2013		49		45	CBK	0	0	0
02/2013		102		93	HUS	0	0	0
02/2013		13,515	CNY	85,193	UAG	27	0	27
02/2013		690	EUR	522	BPS	0	(1)	(1)
02/2013		642		487	BRC	1	0	1
02/2013		1,849		1,402	RYL	2	0	2
02/2013		249	GBP	153	HUS	0	0	0
02/2013		179	HKD	1,390	JPM	0	0	0
02/2013		8,820	JPY	743,082	BOA	0	(241)	(241)
02/2013		1,062		89,548	HUS	0	(28)	(28)
02/2013		1,178		99,354	JPM	0	(31)	(31)
02/2013		4,260		360,199	RYL	0	(102)	(102)
02/2013		441		37,203	UAG	0	(12)	(12)
02/2013		493	NOK	2,750	BRC	2	0	2
02/2013		238	NZD	290	CBK	1	0	1
02/2013		2,130	SEK	13,838	BRC	0	(3)	(3)
03/2013		8,825	JPY	743,081	BOA	0	(244)	(244)
04/2013	ILS	6,757	$	1,733	DUB	0	(72)	(72)
04/2013	$	4,308	MXN	55,883	MSC	0	(21)	(21)

						$1,200	$(5,040)	$(3,840)

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2012

(k)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
Bermuda
Energy	$6,423	$0	$0	$6,423
Financials	0	7,533	0	7,533
Brazil
Financials	4,217	0	0	4,217
Canada
Energy	5,536	0	0	5,536
Materials	2,726	0	0	2,726
Denmark
Consumer Staples	0	9,785	0	9,785
Faeroe Islands
Consumer Staples	2,168	0	0	2,168
Financials	706	0	0	706
France
Consumer Discretionary	0	10,818	0	10,818
Consumer Staples	12,030	8,784	0	20,814
Energy	0	6,480	0	6,480
Utilities	0	11,362	0	11,362
Germany
Health Care	7,470	0	0	7,470
Industrials	0	1,119	0	1,119
Utilities	0	1,219	0	1,219
Guernsey, Channel Islands
Financials	0	4,416	0	4,416
Hong Kong
Consumer Discretionary	0	2,152	0	2,152
Financials	0	13,957	0	13,957
Industrials	0	2,115	0	2,115
Israel
Health Care	2,571	0	0	2,571
Japan
Industrials	0	5,842	0	5,842
Information Technology	0	5,202	0	5,202
Netherlands
Consumer Staples	0	7,738	0	7,738
Energy	0	3,648	0	3,648
Financials	0	7,855	0	7,855
Information Technology	0	2,980	0	2,980
Norway
Consumer Staples	0	11,861	0	11,861
Energy	0	8,246	0	8,246
Industrials	0	2,825	0	2,825
Singapore
Financials	0	15	0	15
Industrials	0	4,134	0	4,134
South Africa
Materials	4,045	0	0	4,045
South Korea
Consumer Discretionary	0	3,034	0	3,034
Spain
Consumer Staples	0	1,728	0	1,728
Sweden
Industrials	0	5,070	0	5,070

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Switzerland
Consumer Staples	$0	$6,907	$0	$6,907
Financials	0	2,962	0	2,962
Health Care	0	5,314	0	5,314
Industrials	0	1,884	0	1,884
Information Technology	0	2,129	0	2,129
Materials	0	2,512	0	2,512
United Kingdom
Consumer Staples	0	38,651	0	38,651
Energy	4,201	8,385	0	12,586
Financials	0	17,196	0	17,196
United States
Consumer Staples	27,969	0	0	27,969
Energy	5,573	0	0	5,573
Financials	41,384	0	0	41,384
Health Care	6,631	0	0	6,631
Industrials	18,623	0	0	18,623
Information Technology	27,954	0	0	27,954
Materials	5,166	0	0	5,166
Telecommunication Services	723	0	0	723
Exchange-Traded Funds
United States	18,653	0	0	18,653
Preferred Stocks
Brazil
Financials	1,040	0	0	1,040
Real Estate Investment Trusts
United States	4,085	0	0	4,085
Rights
France
Health Care	1,019	0	0	1,019
Short-Term Instruments
Repurchase Agreements	0	180	0	180
U.S. Treasury Bills	0	2,806	0	2,806
Central Funds Used for Cash Management Purposes	25,564	0	0	25,564
Purchased Options
Equity Contracts	804	0	0	804
	$237,281	$238,844	$0	$476,125

Short Sales, at value	$(4,803)	$0	$0	$(4,803)

Financial Derivative Instruments - Assets
Equity Contracts	0	9	0	9
Foreign Exchange Contracts	0	1,200	0	1,200
	$0	$1,209	$0	$1,209

Financial Derivative Instruments - Liabilities
Equity Contracts	(1)	(31)	0	(32)
Foreign Exchange Contracts	0	(5,040)	0	(5,040)
	$(1)	$(5,071)	$0	$(5,072)

Totals	$232,477	$234,982	$0	$467,459

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

(ii) There were assets and liabilities valued at $19,500 transferred from Level 2 to Level 1 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 12/31/2011	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (3)
Investments, at value
Purchased Options
Equity Contracts	$21	$0	$0	$0	$(207)	$186	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Equity Contracts	$(154)	$0	$0	$0	$145	$9	$0	$0	$0	$0

Totals	$(133)	$0	$0	$0	$(62)	$195	$0	$0	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$804	$0	$0	$804
Unrealized appreciation on foreign currency contracts	0	0	0	1,200	0	1,200
Unrealized appreciation on OTC swap agreements	0	0	9	0	0	9

	$0	$0	$813	$1,200	$0	$2,013

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Unrealized depreciation on foreign currency contracts	0	0	0	5,040	0	5,040
Unrealized depreciation on OTC swap agreements	0	0	31	0	0	31

	$0	$0	$32	$5,040	$0	$5,072

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(4,385)	$(645)	$0	$(5,030)
Net realized gain on written options	0	0	1,541	0	0	1,541
Net realized gain on swaps	0	0	94	0	0	94
Net realized gain on foreign currency transactions	0	0	0	2,256	0	2,256

	$0	$0	$(2,750)	$1,611	$0	$(1,139)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$776	$193	$0	$969
Net change in unrealized (depreciation) on written options	0	0	(139)	0	0	(139)
Net change in unrealized (depreciation) on swaps	0	0	(27)	0	0	(27)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(6,445)	0	(6,445)

	$0	$0	$610	$(6,252)	$0	$(5,642)

(1)	See note 6 in the Notes to Financial Statements for additional information.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2012

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
BPS	$(2,024)	$1,808	$(216)	$0	$0	$0
BRC	(101)	0	(101)	0	0	0
CBK	(32)	0	(32)	0	0	0
DUB	(283)	270	(13)	0	0	0
FBF	48	0	48	0	0	0
GLM	(1,180)	729	(451)	0	0	0
GST	(30)	(270)	(300)	0	0	0
HUS	(17)	0	(17)	0	0	0
JPM	(123)	0	(123)	0	0	0
MSC	(19)	0	(19)	0	0	0
MYI	8	0	8	0	0	0
RBC	5	0	5	0	0	0
RYL	6	0	6	0	0	0
UAG	(120)	0	(120)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2012	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”) organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Foreign Currency Translation  The functional and reporting currency for the Portfolio is the U.S. dollar. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign

18	PIMCO EQUITY SERIES VIT

December 31, 2012

investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Consolidated Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

ANNUAL REPORT	DECEMBER 31, 2012	19

Notes to Financial Statements (Cont.)

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield

20	PIMCO EQUITY SERIES VIT

December 31, 2012

curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Equity-Linked Securities  The Portfolio may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by the Portfolio as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Portfolio deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

ANNUAL REPORT	DECEMBER 31, 2012	21

Notes to Financial Statements (Cont.)

(b) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets

22	PIMCO EQUITY SERIES VIT

December 31, 2012

and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Securities  The Portfolio may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to

ANNUAL REPORT	DECEMBER 31, 2012	23

Notes to Financial Statements (Cont.)

one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base

24	PIMCO EQUITY SERIES VIT

December 31, 2012

currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the

ANNUAL REPORT	DECEMBER 31, 2012	25

Notes to Financial Statements (Cont.)

Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between the Portfolio and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 5(b) for additional information.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio III Ltd.	06/06/2011	06/20/2011	$472,264	$18,433	3.9%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions

26	PIMCO EQUITY SERIES VIT

December 31, 2012

and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2013, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2012, the remaining recoverable amount to PIMCO was $919,955.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $123,916.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur

ANNUAL REPORT	DECEMBER 31, 2012	27

Notes to Financial Statements (Cont.)

expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2012	Dividend Income	Net Capital Gain Distributions
$34,238	$141,134	$(149,800)	$22	$(30)	$25,564	$134	$3

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

Purchases	Sales
$113,084	$122,123

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5	$52	6,970	$68,614
Advisor Class	2,990	31,036	41,590	408,419
Issued as reinvestment of distributions
Institutional Class	57	610	8	75
Advisor Class	322	3,424	14	138
Cost of shares redeemed
Institutional Class	(1,327)	(13,805)	(552)	(5,347)
Advisor Class	(4,076)	(41,935)	(2,388)	(22,951)
Net increase (decrease) resulting from Portfolio share transactions	(2,029)	$(20,618)	45,642	$448,948

As of December 31, 2012, 1 Shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 95% of the Portfolio. 1 Shareholder is a related party to the Portfolio and comprises 95% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the trust or advisor.

28	PIMCO EQUITY SERIES VIT

December 31, 2012

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2012, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns. The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-lined swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$3,331	$—	$48,554	$—	$(13,234)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through December 31, 2012, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2012 through December 31, 2012 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2012	29

Notes to Financial Statements (Cont.)

December 31, 2012

As of December 31, 2012, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$30	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2012, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$7,824	$5,380

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$427,337	$62,383	$(13,596)	$48,788

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2012 and December 31, 2011, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2012	$4,034	$—	$—
12/31/2011	$212	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

30	PIMCO EQUITY SERIES VIT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and

Advisor Class Shareholders of PIMCO EqS Pathfinder Portfolio®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO EqS Pathfinder Portfolio® and its wholly owned subsidiary (constituting PIMCO Equity Series VIT, hereinafter referred to as the “Portfolio”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Other Abbreviations:
LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt	SPDR	Standard & Poor’s Depositary Receipts

32	PIMCO EQUITY SERIES VIT

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012:

PIMCO_EqS Pathfinder Portfolio	100.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO_EqS Pathfinder Portfolio	85.21%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2012	33

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	164	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present). Formerly Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Neel T. Kashkari*,à (1973) Trustee	09/2011 to 01/2013	Managing Director, PIMCO. Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury; Vice President, Goldman Sachs Group, Inc.	7	Trustee, PIMCO Equity Series (2011-2013)

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	164	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	03/2010 to present	Private Investor.	164	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, PCM Fund, Inc.

Allan B. Hubbard (1947) Trustee	02/2011 to present	Chairman, E&A Holdings, Inc. (Private Holding Company). Formerly, Assistant to the President for Economic Policy and Director, National Economic Council—President George W. Bush administration.	7	Trustee, PIMCO Equity Series; Independent Director, Simon Property Group

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	7	Trustee, PIMCO Equity Series

† Trustees serve until their successors are duly elected and qualified.

* Mr. Harris and Mr. Kashkari are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

àEffective January 25, 2013, Mr. Kashkari no longer serves as President or Trustee of the Trust.

34	PIMCO EQUITY SERIES VIT

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Neel T. Kashkarià (1973) President	03/2010 to 01/2013	Managing Director, PIMCO (2009-2013). Formerly, Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	03/2010 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	03/2010 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	03/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King, Jr. (1962) Vice President - Senior Counsel, Secretary	03/2010 to present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow (1970) Vice President	03/2010 to present	Managing Director, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	03/2010 to present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2012	35

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

36	PIMCO EQUITY SERIES VIT

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

On August 15, 2012, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”), for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolio’s investment performance and a significant amount of information relating to Portfolio operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Portfolio and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolio. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to a request from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 3, 2012 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted that PIMCO has hired many seasoned equity professionals at senior levels and has established investment teams in New York, London and Newport Beach. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolio does business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

ANNUAL REPORT	DECEMBER 31, 2012	37

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were renewed in 2011, including, but not limited to, undertaking significant technology and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements has benefited and will likely continue to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolio’s performance for the one-year and since inception periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”). The Board noted that long-term performance information was not available due to the Portfolio’s relatively recent commencement of operations. The Board considered the Portfolio’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15, 2012 meeting. The Board noted that the Portfolio underperformed its peer group and benchmark index for the one-year period ended May 31, 2012. The Board considered the reasons for the Portfolio’s underperformance in comparison to its peer group and benchmark index.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of Portfolio returns to investors.

The Board reviewed the advisory fee, supervisory and administrative fee and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the Portfolio’s total expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through April 30, 2013, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. The Board also noted that PIMCO had contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional and Advisor Class shares by reducing the investment advisory and supervisory and administrative fees, or reimbursing the Portfolio, to the extent that certain total annual

38	PIMCO EQUITY SERIES VIT

(Unaudited)

portfolio operating expenses exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class shares and Advisor Class shares, respectively.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy. In cases where the advisory fees for certain separate account clients were lower than those charged to the Portfolio, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolio, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided a broad array of fund supervisory and administrative functions. The Board also considered the Trust’s unified fee structure, under which the Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that fixed fees were viewed by many in the industry as a positive attribute of the Portfolio.

The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels, in effect, setting the fees as if the Portfolio was already at scale.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolio, are reasonable and renewal of the Agreements would likely benefit the Portfolio and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Portfolio during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including through fee reductions or waivers, the pricing of the Portfolio to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Portfolio’s operating costs rise.

The Board concluded that the Portfolio’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Portfolio’s Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2012	39

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO continued to be excellent and favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

40	PIMCO EQUITY SERIES VIT

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT01AR_123112

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2012	$44,697
	December 31, 2011	$44,697

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2012	$ —
	December 31, 2011	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2012	$2,000
	December 31, 2011	$ —(2)

(d)	Fiscal Year Ended	All Other Fees(3)
	December 31, 2012	$ —
	December 31, 2011	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series VIT (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.
(2) There were no “Tax Fees” for this fiscal year.
(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)    The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)    With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2012	December 31, 2011
PIMCO Equity Series VIT	$2,000	$0
Pacific Investment Management Company LLC (“PIMCO”)	$5,186,291	$3,315,990
Allianz Global Investors Fund Management LLC	$793,275	$693,440
Allianz Asset Management of America L.P.	$4,526,379	$3,134,831

Totals	$10,507,945	$7,144,261

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

Allan B. Hubbard;

Peter B. McCarthy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ DOUGLAS M. HODGE
Douglas M. Hodge
Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DOUGLAS M. HODGE
Douglas M. Hodge
Principal Executive Officer

Date: February 28, 2013

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: February 28, 2013